SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 APRIL 20, 2004


                         ENTERTAINMENT PROPERTIES TRUST
               ---------------------------------------------------
               (Exact name of company as specified in its charter)


          MARYLAND                      1-13561                43-1790877
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
      of incorporation)                                   Identification Number)

          30 WEST PERSHING ROAD, SUITE 201, KANSAS CITY, MISSOURI 64108
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (816) 472-1700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)



     THIS REPORT IS BEING FILED SOLELY FOR THE PURPOSE OF FILING EXHIBIT 1.1 TO THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-3/S-11, REGISTRATION NO. 333-113626.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

        EXHIBIT NO.                      DOCUMENT

           1.1 Form of Underwriting Agreement dated April 20, 2004 among Entertainment Properties Trust ("EPR"), and RBC Capital Markets Corporation and J.P. Morgan Securities Inc. for 2,250,000 common shares of beneficial interest attached hereto as Exhibit 1.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Entertainment Properties Trust


Date: April 21, 2004                        By:   /s/ Fred L. Kennon
                                               ---------------------------------
                                               Fred L. Kennon
                                               Vice President, Treasurer and
                                               Chief Financial Officer